John Hancock Funds III

John Hancock Disciplined Value Fund (the fund)

Supplement dated January 20, 2021 to the current prospectus, as may be supplemented (the Prospectus)

Effective February 1, 2021 (the effective date), Joshua White, CFA, will be added as a portfolio manager for the fund and, together with David T. Cohen, CFA, Mark E. Donovan, CFA, Stephanie McGirr, and David J. Pyle, CFA, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, as of the effective date, the following information is being added to the portfolio manager information under the heading “Portfolio management”:

Joshua White, CFA

Co-Portfolio Manager

Managed the fund since 2021

In addition, as of the effective date, the following information relating to Mr. White will be added under the heading “Who’s who - Subadvisor” in the “Fund details” section:

Joshua White, CFA

•	Co-Portfolio Manager
•	Managed the fund since 2021
•	Joined Boston Partners in 2006

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Funds III

John Hancock Disciplined Value Fund (the fund)

Supplement dated January 20, 2021 to the current Statement of Additional Information (SAI), as may be supplemented

Effective February 1, 2021 (the effective date), Joshua White, CFA, will be added as a portfolio manager for the fund and, together with David T. Cohen, CFA, Mark E. Donovan, CFA, Stephanie McGirr, and David J. Pyle, CFA, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the effective date, the following supplements the information presented in Appendix B of the SAI, which provides additional information about the portfolio managers of the subadvisor, Boston Partners Global Investors, Inc.:

The following table provides information regarding other accounts for which Joshua White, CFA, has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investment in the fund and similarly managed accounts.

The following table provides information as of December 31, 2020:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Joshua White, CFA	4	$13,316	4	$1,820	195	$12,700

Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which the subadvisor receives a fee based on investment performance are listed in the table below.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Joshua White, CFA	0	$0	0	$0	3	$255

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by Joshua White, CFA, as of December 31, 2020. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. The portfolio manager’s ownership of fund shares is stated in the footnote that follows the table.

Portfolio Manager	Dollar Range of Shares Owned[1]
Joshua White, CFA	$50,000 – $100,000

1As of December 31, 2020, Joshua White, CFA, beneficially owned $50,000 – 100,000 of shares of the fund.

You should read this Supplement in conjunction with the SAI and retain it for future reference.